UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2009

Arena Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-31161	23-2908305
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6166 Nancy Ridge Drive, San Diego California	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 858.453.7200

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this report, “Arena Pharmaceuticals,” “Arena,” “we,” “us” and “our” refer to Arena Pharmaceuticals, Inc., and its wholly owned subsidiaries, unless the context otherwise provides.

Item 8.01   Other Events.

As disclosed previously in our Current Report on Form 8-K filed on March 23, 2009, we entered into a Common Stock Purchase Agreement (the “Purchase Agreement”) with Azimuth Opportunity Ltd. (“Azimuth”), pursuant to which we may, from time to time and subject to the terms and limitations set forth in the Purchase Agreement, sell Azimuth shares of our common stock. On April 14, 2009 we expect to settle with Azimuth on the purchase of 5,745,591 shares of our common stock under the Purchase Agreement at an aggregate purchase price of $15.0 million. We will receive estimated net proceeds from the sale of these shares of approximately $14.6 million after deducting our estimated offering expenses. In connection with this sale of our common stock, we are filing, as Exhibit 5.1 hereto, an opinion of our counsel, Cooley Godward Kronish LLP.

The foregoing description is qualified in its entirety by reference to the Purchase Agreement, which was filed as an exhibit to our Current Report on Form 8-K filed on March 23, 2009 and is incorporated herein by reference.

Forward-Looking Statements

Certain statements in this Form 8-K are forward-looking statements that involve a number of risks and uncertainties. Such forward-looking statements include statements about the expected settlement of the sale and purchase of common stock described herein and our receipt of net proceeds therefrom. For such statements, we claim the protection of the Private Securities Litigation Reform Act of 1995. Actual events or results may differ materially from our expectations. Factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to, our ability to satisfy applicable closing conditions under the Purchase Agreement and Azimuth’s compliance with its obligations to purchase the shares of common stock. Additional factors that could cause actual results to differ materially from those stated or implied by our forward-looking statements are disclosed in our other filings with the Securities and Exchange Commission. These forward-looking statements represent our judgment as of the time of the filing of this Form 8-K. We disclaim any intent or obligation to update these forward-looking statements, other than as may be required under applicable law.

Item 9.01.   Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

5.1	Opinion of Cooley Godward Kronish LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arena Pharmaceuticals, Inc.

Date: April 14, 2009

	By:	/s/ Steven W. Spector

Steven W. Spector Senior Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description

5.1	Opinion of Cooley Godward Kronish LLP